UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2024

SAFE AND GREEN DEVELOPMENT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41581	87-1375590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Biscayne Blvd., #1201

Miami, FL 33132

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 904-496-0027

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	SGD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On July 23, 2024, Safe and Green Development Corporation (the “Company”) entered into a Joint Venture Agreement (the “JV Agreement”) with Milk & Honey LLC, a Texas limited liability company (“Milk & Honey”), for the purpose of establishing a joint venture to be conducted under the name of Sugar Phase I LLC (the “Joint Venture”) for the purpose of developing and constructing single-family homes (the “Project”) on five parcels of land located in Edinburg Texas (the “Land”). Each of the Company and Milk & Honey are referred to as a “Joint Venturer” and collectively are referred to as the “Joint Venturers.”

Pursuant to JV Agreement, the Company has agreed to contribute capital in the amount of $100,000 to the Joint Venture to be used for the development and construction of single-family homes on the Land, and Milk & Honey has agreed to contribute the Land, valued at $317,500, to the Joint Venture. The Joint Venturers shall make such other capital contributions required to enable the Joint Venture to carry out its purposes as set forth in the JV Agreement as the Joint Venturers may mutually agree upon. The Joint Venturers shall arrange for or provide any financing as may be required by the Joint Venture for carrying out the purposes of the Joint Venture.

The JV Agreement provides that the Company will have a 60% interest and Milk & Honey will have a 40% interest in the Joint Venture. In addition, it provides that net profits of the Joint Venture as they accrue will be distributed 45% to the Company and 55% to Milk & Honey, and that the expenses of the Joint Venture will be paid by the Joint Venturers, in the ratio which the contribution of each Joint Venturer bears to the total contributions.

The JV Agreement provides that the Company will act as the manager of the Joint Venture and shall be responsible for overseeing and dictating all responsibilities associated with managing a real estate development project, including: (i) overseeing the planning, development, and construction phases of the Project to ensure that it is completed on time and within budget, (ii) coordinating with architects, contractors, suppliers, and other relevant parties to facilitate smooth project execution, and (iii) ensuring compliance with all applicable laws, regulations, and industry standards throughout the duration of the Project. The Company will also oversee the financial management of the Joint Venture, including the establishment and maintenance of financial accounts and records.

The JV Agreement provides that Milk & Honey will be responsible for the construction and development aspects of the Project, including: (i) overseeing and managing all aspects of the construction process, including the selection and supervision of contractors, subcontractors, and suppliers and (ii) ensuring that all construction activities are carried out in accordance with the approved development plan, building codes, and industry standards.

The JV Agreement provides that the following powers may be exercised only upon the mutual consent of the Joint Venturers: (i) the power to borrow money on the general credit of the Joint Venture in any amount, or to create, assume, or incur any indebtedness to any person or entity; (ii) the power to make loans in any amount, to guarantee obligations of any person or entity, or to make any other pledge or extension of credit; (iii) the power to purchase or otherwise acquire any other property except in the ordinary course of business of the Joint Venture; (iv) the power to sell, encumber, mortgage or refinance any loan or mortgage on any of the Joint Venture property; (v) the power to confess any judgment against the Joint Venture, or to create, assume, incur or consent to any charge (including any deed of trust, pledge, encumbrance or security interest of any kind) upon any property or assets of the Joint Venture; (vi) the power to spend any renovation or remodeling funds or to make any other expenditures except for routine day-to-day maintenance and operation of the Joint Venture.

Pursuant to JV Agreement, in the event the Joint Venturers are divided on a material issue and cannot agree on the conduct of the business and affairs of the Joint Venture, a deadlock shall be deemed to have occurred in which event one Joint Venturer (the “Offeror”) may elect to purchase the Joint Venture interest of the other Joint Venturer (the “Offeree”) at a price calculated based on the Offeree’s percentage interest in a total purchase price for all of the assets of the Joint Venture. The JV Agreement provides that the Offeror must notify the Offeree in writing of the offer to purchase, state the total purchase price for all of the assets of the Joint Venture, and the price offered for the Offeree’s Joint Venture interest expressed as Offeree’s percentage interest in the Joint Venture assets multiplied by the total purchase price for all of the assets of the Joint Venture. The Offeree shall then have the right to buy the interest of the Offeror at the designated price and terms, or to sell the Offeree’s interest to the Offeror at the designated price and terms, whichever the Offeree may elect.

The foregoing description of the JV Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the JV Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Exhibit Description
10.1*	Joint Venture Agreement, dated July 23, 2024
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

*	Exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safe and Green Development Corporation

Dated: July 29, 2024	By:	/s/ Nicolai Brune
	Name:	Nicolai Brune
	Title:	Chief Financial Officer

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